INSTRUMENT OF TRANSFER

YongJinAn Group Limited
永晉安集團有限公司

I/-We- 張少俊

of Room 201, Unit 3, Building 2, No.286 Yanxi Hubin Road, Yong'an City, Fujian Province, China

in consideration of the sum of HKD1,000.00

paid to me/us by (name) Tea Essence Limited 茶萃有限公司

(occupation) Corporation

of (address) Room B3, 19/F, Tung Lee Commercial Building, 91-97 Jervois Street, Sheung Wan, Hong Kong

(hereinafter "the said Transferee")

do hereby transfer to the said Transferee the -1,000- Ordinary share(s)

numbered

standing in my/our name in the register

YongJinAn Group Limited
永晉安集團有限公司

to hold unto the said Transferee his Executors, Administrators or Assigns, subject to the several conditions upon which I/we hold the same at the time of execution hereof. And I/we, the said Transferee do hereby agree to take the said share(s) subject to the same conditions.

Witness our hands the

Witness to the signature(s) of the Transferor -

Witness's name and address:

張少俊

Witness to the signature(s) of the Transferee -

Witness's name and address:

Tea Essence Limited 茶萃有限公司

Our Ref. (MASTER)

Doc. No.

SOLD NOTE

Transferee: Tea Essence Limited 茶萃有限公司

Address: Room B3, 19/F, Tung Lee Commercial Building, 91-97 Jervois Street, Sheung Wan, Hong Kong

Occupation: Corporation

Name of company in which the share(s) to be transferred -

YongJinAn Group Limited
永晉安集團有限公司

Number of share(s) -1,000- Ordinary of $ 1.00 each

Consideration received HKD1,000.00

(Transferor) ______________________

張少俊

Shanghai City, Dated

BOUGHT NOTE

Transferor: 張少俊

Address: Room 201, Unit 3, Building 2, No.286 Yanxi Hubin Road, Yong'an City, Fujian Province, China

Occupation: Merchant

Name of company in which the share(s) to be transferred -

YongJinAn Group Limited
永晉安集團有限公司

Number of share(s) -1,000- Ordinary of $ 1.00 each

Consideration paid HKD1,000.00

(Transferee) ______________________

Tea Essence Limited 茶萃有限公司

Shanghai City, Dated

Our Ref. (MASTER)
Doc. No.

INSTRUMENT OF TRANSFER

YongJinAn Group Limited
永晉安集團有限公司

I/-We- 潘賢霖

of No.37, Zone 2, Shimen Garden, Yannan, Yong'an City, Fujian Province, China

in consideration of the sum of HKD9,000.00

paid to me/us by (name) Tea Essence Limited 茶萃有限公司

(occupation) Corporation

of (address) Room B3, 19/F, Tung Lee Commercial Building, 91-97 Jervois Street, Sheung Wan, Hong Kong

(hereinafter "the said Transferee")

do hereby transfer to the said Transferee the -9,000- Ordinary share(s)

numbered

standing in my/our name in the register

YongJinAn Group Limited
永晉安集團有限公司

to hold unto the said Transferee his Executors, Administrators or Assigns, subject to the several conditions upon which I/we hold the same at the time of execution hereof. And I/we, the said Transferee do hereby agree to take the said share(s) subject to the same conditions.

Witness our hands the

Witness to the signature(s) of the Transferor -)

Witness's name and address:)

潘賢霖

Witness to the signature(s) of the Transferee -)

Witness's name and address:)

Tea Essence Limited 茶萃有限公司

Our Ref. (MASTER)

Doc. No.

SOLD NOTE

Transferee Tea Essence Limited 茶萃有限公司

Address Room B3, 19/F, Tung Lee Commercial Building, 91-97 Jervois Street, Sheung Wan, Hong Kong

Occupation Corporation

Name of company in which the share(s) to be transferred -

YongJinAn Group Limited
永晉安集團有限公司

Number of share(s) -9,000- Ordinary of $ 1.00 each

Consideration received HKD9,000.00

(Transferor) ______________________

潘賢霖

Shanghai City, Dated

BOUGHT NOTE

Transferor 潘賢霖

Address No.37, Zone 2, Shimen Garden, Yannan, Yong'an City, Fujian Province, China

Occupation Merchant

Name of company in which the share(s) to be transferred -

YongJinAn Group Limited
永晉安集團有限公司

Number of share(s) -9,000- Ordinary of $ 1.00 each

Consideration paid HKD9,000.00

(Transferee) ______________________

Tea Essence Limited 茶萃有限公司

Shanghai City, Dated

Our Ref. (MASTER)
Doc. No.

RE: YongJinAn Group Limited

Date:

The Collector,
Stamp Office,
Inland Revenue Centre,
5 Concorde Road, Kai Tak,
Kowloon, H.K..

Dear Sir/Madam,

TRANSFER OF SHARES

Please be advised that the Company has not commenced business since the date of incorporation and that no accounts have been prepared.

Regarding the transfer of shares, I confirm that there is no purchase and sales agreement of the shares and the Company did not hold any landed property and has no rights to acquire landed property or investments during the period.

Any additional duty will be paid if required.

Yours faithfully,

潘賢霖

Date :

The Board of Directors
YongJinAn Group Limited
Room H 11, 1/FKaiser Estate Phase 2No. 51 Man Yue StreetHung HomHong Kong

NOTICE OF INTENDED SALE

In accordance with the Articles of Association of **YongJinAn Group Limited** ("the Company"), I, **潘賢霖** of **No.37, Zone 2, Shimen Garden, Yannan, Yong'an City, Fujian Province, China**, being a registered shareholder of the Company hereby give notice of my offer to sell –9,000- of Ordinary shares, registered in my name, free of any lien, restriction, assignment or encumbrances at the consideration of the sum of HKD9,000.00 (the "offer price").

____
潘賢霖

Date :

The Board of Directors
YongJinAn Group Limited
Room H 11, 1/FKaiser Estate Phase 2No. 51 Man Yue StreetHung HomHong Kong

NOTICE OF INTENDED SALE

In accordance with the Articles of Association of **YongJinAn Group Limited** ("the Company"), I, **張少俊** of **Room 201, Unit 3, Building 2, No.286 Yanxi Hubin Road, Yong'an City, Fujian Province, China**, being a registered shareholder of the Company hereby give notice of my offer to sell –1,000- of Ordinary shares, registered in my name, free of any lien, restriction, assignment or encumbrances at the consideration of the sum of HKD1,000.00 (the "offer price").

____
張少俊

Business Registration No:76859641

YongJinAn Group Limited
永晉安集團有限公司

WRITTEN RESOLUTIONS OF DIRECTOR(S) made pursuant to the Articles of Association of the abovenamed Company:-

---

TRANSFER OF SHARES

NOTED that the following transferor(s) had applied to transfer the following share(s) to the following transferee(s), and that the relevant instrument(s) of transfer and bought and sold note(s) to that effect was/were received.

RESOLVED that the proposed transfer(s) be approved, and that relevant existing share certificate(s) be cancelled, and that new share certificate(s) be issued under the Common Seal of the Company in favour of the relevant transferee(s) subject to the necessary stamping of documents.

Transferor	***Transferee***	***No of Share***	***Class***
張少俊	Tea Essence Limited	1,000	Ordinary
潘賢霖	Tea Essence Limited	9,000	Ordinary

Dated:

____

潘賢霖